UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05770

THE CHILE FUND, INC.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip code)

J. Kevin Gao, Esq. The Chile Fund, Inc. Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 325-2000

Date of fiscal year end:	December 31st

Date of reporting period:	January 1, 2006 to December 31, 2006

Item 1. Reports to Stockholders.

THE CHILE FUND, INC.

ANNUAL REPORT
DECEMBER 31, 2006

CH-AR-1206

LETTER TO SHAREHOLDERS

January 31, 2007

Dear Shareholder:

For the year ended December 31, 2006, the net asset value (NAV) of The Chile Fund, Inc. (the "Fund") increased by 30.66%.

This is the fourth consecutive year of positive returns. Over the last three years, the average annual return has been 22.75% and—since the inception of the fund in September 1989—the average annual return has been 16.27% (based on NAV). These figures confirm our view that over the long-term, the Chilean market has proved to be an attractive market for investors.

These figures are calculated after adjusting for two dividend payments: on September 15, 2006, the Fund paid a dividend of US$0.27 per share, and on January 5, 2007, the Fund paid a dividend of US$0.85 per share (the shares went ex-dividend on December 18, 2006). These two dividends taken together represent a dividend yield of 6.3%, based on the share price of $17.65 at the beginning of the year.

The returns achieved in 2006 also compare favorably with the returns as measured by the Fund's benchmark index, the Morgan Stanley Capital International Chile Index,* which returned 28.69%. The Fund, therefore, outperformed its benchmark by 197 basis points. Although we are very happy with this outperformance, we would caution investors that the diversification requirements imposed on the Fund as a regulated investment company under U.S. law make it impossible for us to replicate this index and, in general terms, force us to be underweight the largest and most liquid stocks trading in the Chilean market. This reduces the relevance of this index as an appropriate measure of relative performance. However, as the Chilean equity market is a more concentrated market, we do not believe that there are other benchmarks which would be a more useful measure of relative performance.

Assuming reinvestment of dividends and distributions, the market price of the Fund's shares rose by 2.35%, closing at US$16.92 during the year. As a result, the Fund's shares went from a 24.6% premium to NAV on December 31, 2005, to a 2.4% discount to NAV on December 31, 2006.

Solid Macro Fundamentals Despite Disappointing Industrial Production

The global backdrop for emerging market equities could scarcely have been better. Commodity prices were high and global growth remained robust, with China continuing to represent an increasingly important source of demand. Additionally, liquidity conditions were very supportive and risk aversion was low. Fund flows drove liquidity and the new issue market was buoyant.

Against this backdrop, the Chilean market actually disappointed investors in the first half of the year, lagging significantly. During the first six months of 2006, the benchmark index rose by only 0.3%. In our opinion, the equity market correctly anticipated the slowdown in economic activity that only became apparent in the data toward the middle of the year. Later in the year, however, the market rallied strongly, even in the face of downgraded projections of economic growth for 2006. This suggests to us that, even though economic activity in 2006 was a little lower than had been expected at the start of

LETTER TO SHAREHOLDERS (CONTINUED)

the year (in round numbers 5% as opposed to 6%), the market remains fairly comfortable with growth expectations for 2007.

Several observations in this regard are relevant: First, it should be noted that, in our view, the reasons for the shortfall in economic activity are significantly impacted by several specific supply side factors. The protracted strike at the Escondida copper mine particularly had an impact on activity data.

Second, it is likely that comparisons with 2005, which was an electoral year, were going to be difficult, due to the surge in infrastructure spending that year.

Third, in our view, market participants often overstate the relevance of higher copper prices to economic activity in Chile and fail to take into account how the various mechanisms which the government has put in place to insulate the economy from the impact of external shocks (such as high or low copper prices) actually work. The new Minister of Finance, Andres Velasco, often talks about the government's aim to reduce the volatility of economic output. This means that Chile, going forward, should be well positioned to keep growing in 2007, even if we see lower copper prices, as would appear to be the case. The 2007 budget projects economic growth at 5.7% for 2007, which we see as achievable.

Domestic demand data for the period, despite lower industrial production, came in strong, as we had anticipated. Credit growth was strong as were retail sales, which are on track to report growth of 6.3% in 2006.

Despite falling at the end of the year, average prices for copper are at record levels. As a result, the country is set to report a record trade surplus. As of November 2006, Chile reported an accumulated trade surplus of US$21,616.4 million, compared with US$8,938.4 million in the same period of 2005. For 2006 as a whole, we forecast a trade surplus of US$23.7 billion, which would be the highest surplus ever for Chile.

Unemployment, which has proven to be stubbornly high even in periods of elevated economic activity, has fallen to 6.6% in the most recent moving three-month data.

Inflation has fallen further still and, as of November 2006, stood at 2.1%—at the bottom of the Central Bank's band of 2% to 4%. The Central Bank redefined its inflationary targets in an attempt to manage monetary policy in order to achieve a rate of inflation in the middle of the band. We interpret this signal to mean that the Central Bank is as concerned with inflation being too low as with inflation being too high. We further believe that this signal was a prelude to the surprise decision to cut interest rates by 25 bp at its first meeting of 2007. We doubt that there will be further cuts in the near term, although it is good for equity markets that the tightening cycle has ended for the time being.

Given the significant rise in the average price of copper and the large trade surplus the country is reporting, we were surprised by the weakness of the Chilean peso. The currency finished the year at Ch$532.39 to the U.S. dollar, after starting the year at Ch$512.We expect the currency to remain strong in 2007 with the risk for further appreciation against the U.S. dollar.

Strong copper revenues also mean that Chile continues to report impressive numbers on the fiscal side. Assuming an average copper price of US$1.21 per lb, the 2007 budget projects a fiscal surplus of 4.4% of GDP. The big challenge for the government is how to ensure that this fiscal surplus does not distort the medium- and long-term equilibrium of the

LETTER TO SHAREHOLDERS (CONTINUED)

economy by introducing distortions such as a permanent increase in government expenditures or a revaluation of the currency. In response to this problem, in mid 2006 the Minister of Finance announced a series of measures designed to ensure that excess revenues were not only saved, but remained offshore (in certain circumstances) so as not to pressure the exchange rate.

Politics: The End Of One Era and the Beginning of Another

Michelle Bachelet's first year as President, 2006, was not marked by any achievements of note. Her mandate began with a series of protests from students around the country. This damaged her credibility as she failed to provide firm leadership. From a political point of view, the year was also marked by the death of General Augusto Pinochet who governed the country between 1973 and 1989. General Pinochet's legacy included laying the economic foundations upon which Chile's success was built. He also embodied, however, the very profound political divisions in the country and we hope that his passing will finally give the country a chance to turn the page on a traumatic chapter of recent history and look forward rather than back.

The most important new piece of legislation relating to the structure of the capital markets in Chile, is the Government's new proposed reforms for the Pension Fund System. This proposal, which was a major part of Ms. Bachelet's campaign, is based on three pillars: (1) guaranteeing universal access to a minimum pension; (2) increasing the coverage of the system; and (3) promoting voluntary savings. In our view, the main changes included in the proposal are modifying the current framework for investment limits, establishing a universal minimum pension of Ch$75,000 per month (US$142) by 2009, and encouraging competition among the pension funds (AFPs). The project has to be approved by Congress, and, according to Minister of Finance Velasco, the changes could be implemented as early as July 2008.

Equity Market Conditions Supportive

For the period ended December 31, 2006, capital markets conditions were generally supportive. There were few equity offerings during the year and we did not see a repeat of the euphoria and subsequent bursting of the retail bubble that occurred in 2005. Retail inflows remained steady and liquidity conditions were good.

From a market perspective, it was also interesting to us that the Chilean market sold off far less than other Latin markets in the May 2006 correction. This would suggest to us that the Chilean market retains its defensive characteristics relative to other emerging markets—which makes it a relatively less volatile environment in which to invest. As we expect markets to be significantly more volatile in 2007 than they were in 2006, these qualities should make the Chilean market a more attractive market.

Portfolio

The strong performance of the Chilean market in the third and fourth quarters was led by the pulp and paper sector, particularly CMPC (12.0% of the Fund as of December 31, 2006) where the Fund has a large position. The electricity sector was also a strong performer and our overweights in Empresa Nacional de Electricidad S.A. (15.1% of the Fund as of December 31, 2006), Colbun S.A. (2.5% of the Fund as of December 31, 2006) and Gener S.A. (2.0% of the Fund as of December 31, 2006) all added strongly to returns, mitigated to some extent by our underweight in Enersis S.A. (7.0% of the Fund as of December 31, 2006). On the consumption side, our overweight in La Polar S.A. (1.4% of the Fund as

LETTER TO SHAREHOLDERS (CONTINUED)

of December 31, 2006) was a major contributor to returns while an underweight in Lan Airlines S.A. (2.8% of the Fund as of December 31, 2006) and an underweight in Cencosud S.A. (5.0% of the Fund as of December 31, 2006) detracted. The diversification requirements discussed above prevent the Fund from matching the index weight in Enersis S.A. and Cencosud S.A..

Outlook

For 2007, our outlook on Chile and its stock market remains upbeat. Macroeconomic fundamentals are excellent and the current price of copper gives Chile a tremendous opportunity to use its windfall gains to make significant and lasting progress on key social issues such as education and healthcare. As it approaches its bicentenary, we believe Chile needs to put itself in a position to be compared with first world economies rather than its regional neighbors, and there is much progress to be made before such comparisons can be made.

We continue to view the risks as mostly external. Commodity prices, which have already remained stronger for longer than many had predicted, will be particularly key. Additionally, as an export driven economy, Chile will always be sensitive to global growth and, as a Pacific-facing country, trade with Asia and the emerging China will also be very important.

The main internal risk, we believe, is political. The market is likely to be sensitive to signs of any change in direction from the new government and, in particular, any reforms which threaten the stability of domestic capital markets.

Ironically, equity valuations, which in the case of Chile have seldom been placed on the positive side of the ledger, are now looking quite attractive on a relative basis. For the first time in many years, Chilean equities, under certain measures and in certain sectors, are looking cheaper than comparable companies in Mexico.

For our part, we will continue to look for reasonably valued companies we think can deliver consistent earnings growth. We believe that, as the bull market progresses, market participants, ourselves included, will look increasingly to value-oriented investments rather than growth-oriented investments. From a sector perspective, we continue to be overweight in consumer areas such as beverages and specific retail stocks, as we think the consumer will be a key driver of Chile's economy over the next several years.

Respectfully,

Matthew J.K. Hickman Chief Investment Officer**	Keith M. Schappert Chief Executive Officer and President***

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. There are also risks associated with investing in Chile, including the risk of investing in a single-country fund.

LETTER TO SHAREHOLDERS (CONTINUED)

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

We wish to remind shareholders about the Fund's dividend reinvestment program known as the InvestlinkSM Program (the "Program"). The Program is sponsored and administered by Computershare Trust Company N.A. ("Computershare"), not by the Fund. Computershare will act as program administrator (the "Program Administrator") of the Program. The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: (800) 730-6001 (U.S and Canada) or (781) 575-3100 (outside U.S. and Canada). All correspondence regarding the Program should be directed to: Computershare Trust Company, N.A., InvestLinkSM Program, P.O. Box 43010, Providence, RI 02940-3010.

* The Morgan Stanley Capital International Chile Index is an unmanaged index (with no defined investment objective) of Chilean equities that includes reinvestment of dividends (net of taxes), and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Matthew J.K. Hickman, Director, is a portfolio manager specializing in Latin American equities and is primarily responsible for management of the Fund's assets. He joined in 2003 from Compass Group Investment Advisors, where he was general manager of the private wealth management division based in Santiago, Chile. Previously, he was a financial advisor in Credit Suisse First Boston's Private Client Services channel; an equity analyst focusing on Latin American telecommunications companies and several Latin American country markets at ABN AMRO, Lehman Brothers, Bear Stearns and James Capel; and an equity analyst and member of the management team for the Five Arrows Chile Fund at Rothschild Asset Management. Mr. Hickman holds a BA in modern languages from Cambridge University and a diploma in corporate finance from London Business School. He is fluent in Spanish, Portuguese and French. He is also the Chief Investment Officer of The Latin America Equity Fund, Inc.

*** Keith M. Schappert is Executive Vice Chairman and Head of Asset Management for Americas of Credit Suisse and CEO/President of the Fund. Mr. Schappert joined Credit Suisse in 2006 from Federated Investment Advisory Companies, where he was CEO and President from 2002. Prior to Federated, Mr. Schappert was CEO and President of JP Morgan Investment Management from 1994 to 2001.

NOTICE TO SHAREHOLDERS

At the time The Chile Fund, Inc. (the "Fund") commenced operations in 1989, the Prospectus did not contemplate the use of options strategies as such strategies were not commonly used by investment companies. Since then the use of options by funds has proliferated. Credit Suisse now believes that the use of the options strategies discussed below may permit it to better manage the risk and returns of the Fund and effective March 1, 2007, the Fund may, in the discretion of the portfolio managers, use option strategies for hedging purposes or to increase return. Options strategies also entail risks which are detailed below.

SECURITIES OPTIONS. The Fund may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC") options. The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). When the Fund writes call options, it retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

The Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the Fund's overall position. For example, the Fund may purchase a put option and write a covered call option on the same underlying instrument. This technique, called a "collar," enables the Fund to be protected to some extent against a market decline while maintaining the potential for limited upside appreciation. In this strategy the cost of purchasing a put option is offset with the premium received from writing the call option. However, by selling the call option, the Fund gives up the ability for potentially unlimited profit.

NOTICE TO SHAREHOLDERS (CONTINUED)

In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation and of the securities exchange on which the option is written.

There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. As a result, it might not be possible to effect closing transactions in particular options. Moreover, the Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Fund, however, will purchase OTC options only from dealers whose debt securities, as determined by Credit Suisse, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

SECURITIES INDEX OPTIONS. The Fund may purchase or write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Securities index options can be based on a broad market index or a narrower market index, a particular industry or market segment. Options on securities indexes are similar to options on securities, and have the same risks as described above.

Index put options are contracts that give the holder of the option, in exchange for a premium, the right to receive a cash payment from the seller of the index option in the event the value of the index is below the exercise price of the index put option upon its expiration. The Fund would ordinarily realize a gain on a put option it has purchased if (i) at the end of the index option period, the value of an index decreased below the exercise price of the index put option sufficiently to more than cover the premium and transaction costs or (ii) the Fund sells the index put option prior to its expiration at a price that is higher than its cost. The Fund may purchase index put options to protect the Fund from a decline in value of a portfolio holding or a group of portfolio holdings over a short period of time. If a put option purchased by the Fund is not sold or realized when it has remaining value, the Fund will lose its entire investment in the index put option. Also, where an index put option is purchased to hedge all or part of the Fund's portfolio, the price of the index put option may move more or less than the value of the index.

NOTICE TO SHAREHOLDERS (CONTINUED)

Index call options are contracts that give the holder of the option, in exchange for a premium, the right to receive a cash payment from the seller of the index option in the event the value of the index is above the exercise price of the index call option upon its expiration. The Fund would ordinarily realize a gain on a call option it has purchased if (i) at the end of the index option period, the value of an index has increased above the exercise price of the index call option sufficiently to more than cover the premium and transaction costs or (ii) the Fund sells the index call option prior to its expiration at a price that is higher than its cost. The Fund may purchase call options on an index primarily as a temporary substitute for taking positions in certain securities that comprise a relevant index. The Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

In seeking to hedge all or a portion of its investments or as a means of participating in a securities market without making direct purchases of securities, the Fund may also write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Fund's portfolio.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to Credit Suisse's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if Credit Suisse believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless Credit Suisse believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

In addition, because options on securities indices require settlement in cash, Credit Suisse may be forced to liquidate portfolio securities to meet settlement obligations.

THE CHILE FUND, INC.

Portfolio Summary
December 31, 2006 (unaudited)

SECTOR ALLOCATION

TOP 10 HOLDINGS, BY ISSUER

	Holdings	Sector	Percent of Net Assets
1.	Empresas Copec S.A.	Industrial Conglomerates	17.5
2.	Empresa Nacional de Electricidad S.A.	Independent Power Producers & Energy Traders	15.1
3.	Empresas CMPC S.A.	Paper & Forest Products	12.0
4.	Enersis S.A.	Electric Utilities	7.0
5.	Cencosud S.A.	Food & Staples Retailing	5.0
6.	Banco Santander Chile S.A.	Commercial Banks	4.9
7.	Viña Concha y Toro S.A.	Beverages	4.1
8.	Sociedad Química y Minera de Chile S.A.	Chemicals	4.0
9.	S.A.C.I. Falabella, S.A.	Multiline Retail	3.8
10.	Embotelladora Andina S.A.	Beverages	3.6

THE CHILE FUND, INC.

Schedule of Investments
December 31, 2006

Description	No. of Shares	Value
EQUITY SECURITIES-100.99%
Airlines-2.84%
Lan Airlines S.A.	457,295	$4,996,265
Beverages-12.84%
Coca-Cola Embonor S.A., Class A	3,118,592	3,017,520
Compañía Cervecerías Unidas S.A.	995,000	5,916,721
Embotelladora Andina S.A., PNA	1,370,000	3,600,996
Embotelladora Andina S.A., PNB	934,640	2,669,146
Viña Concha y Toro S.A.	4,803,800	7,220,366
Viña San Pedro S.A.†	15,000,000	128,511
		22,553,260
Building Products-0.22%
Cerámicas Cordillera S.A.†	67,165	378,572
Chemicals-4.29%
Enaex S.A.	97,800	486,933
Sociedad Química y Minera de Chile S.A., Class B	310,000	4,170,162
Sociedad Química y Minera de Chile S.A., Class B, ADR	21,300	2,887,641
		7,544,736
Commercial Banks-7.70%
Banco de Crédito e Inversiones	168,000	5,003,543
Banco Santander Chile S.A.	183,100,000	8,531,480
		13,535,023
Construction Materials-0.42%
Cementos Bio-Bio S.A.	270,000	735,506
Cosmetics & Toiletries-0.40%
Laboratorios Andromaco S.A.	3,049,928	707,113
Diversified Telecommunication-2.95%
Compañía de Telecomunicaciones de Chile S.A., Class A	1,840,000	3,629,873
Empresa Nacional de Telecomunicaciones S.A .	138,965	1,553,327
		5,183,200
Electric Utilities-7.02%
Enersis S.A.	34,000,000	10,837,201
Enersis S.A., ADR	93,200	1,491,200
		12,328,401

Description	No. of Shares	Value
Food & Staples Retailing-4.99%
Cencosud S.A.	2,800,000	$8,759,042
Independent Power Producers & Energy Traders-19.66%
Colbun S.A.	22,400,000	4,461,062
Empresa Nacional de Electricidad S.A.	21,068,000	25,827,844
Empresa Nacional de Electricidad S.A., ADR	19,400	712,950
Gener S.A.	9,702,561	3,538,313
		34,540,169
Industrial Conglomerates-17.54%
Empresas Copec S.A.	2,405,000	30,812,015
Metals & Mining-1.73%
CAP S.A.	200,000	3,043,682
Multiline Retail-5.37%
La Polar S.A.	475,998	2,437,002
Ripley Corp. S.A.	250,000	298,967
S.A.C.I. Falabella, S.A.	1,905,000	6,693,001
		9,428,970
Paper & Forest Products-12.01%
Empresas CMPC S.A.	627,500	21,102,156
Textiles, Apparel & Luxury Goods-0.03%
Zalaquett S.A.†	1,496,767	56,243
Water Utilities-0.98%
Inversiones Aguas Metropolitanas S.A.	1,400,000	1,722,875
TOTAL EQUITY SECURITIES (Cost $86,286,924)		177,427,228
Liabilities in Excess of Cash and Other Assets-(0.99)%		(1,747,371)
NET ASSETS-100.00%		$175,679,857

†  Non-income producing security.

ADR  American Depositary Receipts.

PNA  Preferred Shares, Series A.

PNB  Preferred Shares, Series B.

See accompanying notes to financial statements.

THE CHILE FUND, INC.

Statement of Assets and Liabilities
December 31, 2006

ASSETS
Investments, at value (Cost $86,286,924) (Notes B,E,G)	$177,427,228
Cash (including $6,128,708 of foreign currencies with a cost of $6,119,738)	6,252,463
Receivables:
Investments sold	1,855,148
Dividends	36,608
Prepaid expenses	6,242
Total Assets	185,577,689
LIABILITIES
Payables:
Dividends and distributions (Note B)	8,618,938
Investment advisory fees (Note C)	488,971
Administration fees (Note C)	48,025
Directors' fees	2,175
Other accrued expenses	182,375
Chilean taxes (Note B)	557,348
Total Liabilities	9,897,832
NET ASSETS (applicable to 10,139,926 shares of common stock outstanding) (Note D)	$175,679,857
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 10,139,926 shares issued and outstanding (100,000,000 shares authorized)	$10,140
Paid-in capital	81,037,892
Accumulated net realized gain on investments and foreign currency related transactions	3,688,405
Net unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	90,943,420
Net assets applicable to shares outstanding	$175,679,857
NET ASSET VALUE PER SHARE ($175,679,857 ÷ 10,139,926)	$17.33
MARKET PRICE PER SHARE	$16.92

See accompanying notes to financial statements.

THE CHILE FUND, INC.

Statement of Operations
For the Year Ended December 31, 2006

INVESTMENT INCOME
Income (Note B):
Dividends	$3,394,545
Interest	20,654
Less: Foreign taxes withheld	(24,992)
Total Investment Income	3,390,207
Expenses:
Investment advisory fees (Note C)	1,766,332
Custodian fees	264,537
Offering expense	228,602
Administration fees (Note C)	203,540
Legal fees	150,998
Directors' fees	94,383
Audit and tax fees	89,250
Printing (Note C)	53,001
Accounting fees	52,593
Shareholder servicing fees	21,601
Insurance	10,439
Stock exchange listing fees	1,834
Miscellaneous	15,873
Chilean taxes (Note B)	363,511
Total Expenses	3,316,494
Net Investment Income	73,713
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain/(loss) from:
Investments	12,351,304
Foreign currency related transactions	(11,048)
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies (includes $209,067 of Chilean repatriation taxes on unrealized gains) (Note B)	31,019,765
Net realized and unrealized gain on investments and foreign currency related transactions	43,360,021
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,433,734

See accompanying notes to financial statements.

THE CHILE FUND, INC.

Statement of Changes in Net Assets

	For the Years Ended December 31,
	2006	2005
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income	$73,713	$1,168,625
Net realized gain on investments and foreign currency related transactions	12,340,256	33,554,976
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	31,019,765	(6,096,437)
Net increase in net assets resulting from operations	43,433,734	28,627,164
Dividends and distributions to shareholders:
Net investment income	(335,170)	(746,465)
Net realized gain on investments	(11,021,548)	(43,260,814)
Total dividends and distributions to shareholders	(11,356,718)	(44,007,279)
Total increase/(decrease) in net assets	32,077,016	(15,380,115)
NET ASSETS
Beginning of year	143,602,841	158,982,956
End of year	$175,679,857	$143,602,841 *

*  Includes undistributed net investment income of $290,609.

See accompanying notes to financial statements.

THE CHILE FUND, INC.

Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

	For the Years Ended December 31,
	2006	2005	2004	2003	2002		2001	2000	1999	1998	1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$14.16	$15.68	$14.48	$8.39	$9.93		$11.43	$15.22	$12.59	$21.61	$22.59
Net investment income/(loss)	0.01	0.11	0.16	0.07	0.09	*	0.21	(0.06)†	0.09	0.38	0.10
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	4.28	2.71	3.27	6.47	(1.70)		(0.70)	(3.36)	3.19	(6.88)‡	2.32
Net increase/(decrease) in net assets resulting from operations	4.29	2.82	3.43	6.54	(1.61)		(0.49)	(3.42)	3.28	(6.50)	2.42
Dividends and distributions to shareholders:
Net investment income	(0.03)	(0.07)	(0.47)	(0.08)	(0.09)		(0.15)	(0.01)	(0.07)	(0.32)	—
Net realized gain on investments and foreign currency related transactions	(1.09)	(4.27)	(1.76)	(0.37)	—		(0.86)	(0.58)	(0.58)	(2.20)	(3.40)
Total dividends and distributions to shareholders	(1.12)	(4.34)	(2.23)	(0.45)	(0.09)		(1.01)	(0.59)	(0.65)	(2.52)	(3.40)
Anti-dilutive impact due to capital shares tendered or repurchased	—	—	—	—	0.16		—	0.22	—	—	—
Net asset value, end of year	$17.33	$14.16	$15.68	$14.48	$8.39		$9.93	$11.43	$15.22	$12.59	$21.61
Market value, end of year	$16.92	$17.65	$13.99	$14.10	$7.25		$8.43	$8.438	$11.250	$9.063	$17.813
Total investment return (a)	2.35%	57.74%	14.93%	100.72%	(12.93)%		13.18%	(20.04)%	31.45%	(33.00)%	3.56%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)	$175,680	$143,603	$158,983	$146,839	$85,082		$134,289	$154,473	$218,027	$180,357	$303,944
Ratio of expenses to average net assets (b)	2.14%	1.82%	1.85%	1.74%	1.11%		2.71%	2.98%	2.16%	—	3.34%
Ratio of expenses to average net assets, excluding taxes	1.91%	1.57%	1.62%	1.74%	2.01%		1.54%	1.73%	1.64%	1.62%	1.50%
Ratio of net investment income/(loss) to average net assets	0.05%	0.69%	1.12%	0.65%	1.28	%(c)	1.91%	(0.45)%	0.61%	2.29%	0.38%
Portfolio turnover rate	19.95%	37.48%	35.54%	31.94%	31.94%		29.81%	24.25%	12.01%	5.39%	35.59%

*  Based on actual shares outstanding on February 4, 2002 (prior to the tender offer) and December 31, 2002.

†  Based on average shares outstanding.

‡  Includes a $0.08 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan.

(a)  Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(b)  Ratios include the effect of Chilean taxes.

(c)  Ratio includes the effect of a reversal of Chilean tax accrual; excluding the reversal, the ratio would have been 0.18%.

See accompanying notes to financial statements.

THE CHILE FUND, INC.

Notes to Financial Statements
December 31, 2006

Note A. Organization

The Chile Fund, Inc. (the "Fund") was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

Note B. Significant Accounting Policies

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell.

Short-Term Investment: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

Taxes: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

The Fund accrues foreign taxes on realized gains and repatriation taxes in an amount equal to what the

THE CHILE FUND, INC.

Notes to Financial Statements (continued)
December 31, 2006

Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of realized/unrealized gains. Taxes on foreign income are recorded when the related income is recorded. For the year ended December 31, 2006, the Fund incurred $363,511 of such expense.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (I)  market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

  (II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

Distributions of Income and Gains: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

Other: The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency

THE CHILE FUND, INC.

Notes to Financial Statements (continued)
December 31, 2006

controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund.

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

The Fund, subject to local investment limitations, may invest up to 20% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these difference could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

Note C. Agreements

Credit Suisse Asset Management, LLC ("Credit Suisse") serves as the Fund's investment adviser with respect to all investments. Credit Suisse receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower), 1.15% of the next $50 million and 1.10% of amounts in excess of $100 million. For the year ended December 31, 2006, Credit Suisse earned $1,766,332 for advisory services. Credit Suisse also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 2006, Credit Suisse was reimbursed $19,998 for administrative services rendered to the Fund.

CELFIN CAPITAL Servicios Financieros S.A. ("Celfin") serves as the Fund's Chilean sub-adviser. Celfin receives as compensation for its sub-advisory services, an annual fee, out of the advisory fee payable to Credit Suisse, calculated weekly and paid quarterly, equal to 0.20% of the Fund's average weekly market value or net assets (whichever is lower). For the year ended December 31, 2006, these sub-advisory fees amounted to $308,660.

For the year ended December 31, 2006, Celfin earned approximately $54,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

THE CHILE FUND, INC.

Notes to Financial Statements (continued)
December 31, 2006

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is calculated weekly based on the Fund's average weekly net assets. For the year ended December 31, 2006, BSFM earned $101,141 for administrative services.

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero ("AFCE") serves as the Fund's Chilean administrator. For its services, AFCE is paid a fee, out of the advisory fee payable to Credit Suisse, that is calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund's average weekly market value or net assets (whichever is lower). In addition, AFCE receives a supplemental administration fee, an annual reimbursement of out-of-pocket expenses and an accounting fee. For the year ended December 31, 2006, the administration fees, supplemental administration fees and accounting fees amounted to $76,815, $82,401 and $6,800, respectively.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the year ended December 31, 2006, Merrill was paid $24,241 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

Note D. Capital Stock

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 10,139,926 shares outstanding at December 31, 2006, Credit Suisse owned 14,615 shares.

Note E. Investment In Securities

For the year ended December 31, 2006, purchases and sales of securities, other than short-term investments, were $31,014,613 and $43,769,479, respectively.

Note F. Credit Facility

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. The maximum amount outstanding under the Credit Facility for the fund was $2,674,000 with an average daily balance of $22,283 and an interest rate of 5.8125%. At December 31, 2006, the Fund had no borrowings under the Credit Facility.

Note G. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of dividends and distributions paid during the years ended December 31 for the Fund were as follows:

Ordinary Income		Long-Term Capital Gains
2006	2005	2006	2005
$2,737,781	$6,895,150	$8,618,937	$37,112,129

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales.

THE CHILE FUND, INC.

Notes to Financial Statements (continued)
December 31, 2006

At December 31, 2006, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$305,236
Accumulated net realized gain	4,920,089
Unrealized appreciation	89,406,500
Total distributable earnings	$94,631,825

At December 31, 2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $87,823,844, $91,075,686, $(1,472,302) and $89,603,384, respectively.

At December 31, 2006, the Fund reclassified ($29,152) from accumulated net realized gain on investments and foreign currency related transactions to undistributed net investment income. Net assets were not affected by this reclassification.

Note H. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note I. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years.

At this time, management is evaluating the implications of FIN 48 and FAS 157 and their impact on the financial statements has not yet been determined.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
of The Chile Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Chile Fund, Inc. (the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 19, 2007

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On April 20, 2006, the Annual Meeting of Shareholders of the Fund (the "Meeting") was held and the following matter was voted upon:

(1)  To re-elect two directors (Mr. Arzac and Mr. Torino) and to elect two directors (Mr. Fox and Mr. Haber) to the Board of Directors of the Fund:

Name of Director	For	Withheld
Enrique R. Arzac	6,920,423	63,778

Lawrence J. Fox	6,907,063	77,139

Lawrence D. Haber	6,916,760	67,441

Martin M. Torino	6,915,408	68,793

In addition to the directors elected at the Meeting, James J. Cattano and Steven N. Rappaport continued as directors of the Fund. Subsequent to this Meeting, Lawrence D. Haber resigned as a director of the Fund.

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 2006) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such year. Of the $1.12 per share distribution paid in respect of such year, $0.26 per share was derived from net investment income and $0.86 per share was derived from net realized long-term capital gains. The Fund has met the requirements to pass through all ordinary income as qualified dividends as noted on Box 1B on Form 1099-DIV. Please note that to utilize the lower tax rate for qualifying dividend income, shareholders must have held their shares in the Fund for at least 61 days during the 121 day period beginning 60 days before the ex-dividend date. There were no distributions which qualified for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2006.

Notification for calendar year 2006 was mailed in January 2007. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary dividends paid by the Fund. They will generally not be entitled to foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/02/41	Chairman of the Board of Directors; Nominating Committee Chairman and Audit Committee Member	Director since 1996; Chairman since 2005; current term ends at the 2009 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	37	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company)

James J. Cattano c/o Primary Resources, Inc. 5100 Tamiami Trail N. Naples, FL 34103 Date of Birth: 06/24/43	Director; Nominating Committee Member and Audit Committee Chairman	Since 1989; current term ends at the 2008 annual meeting	President, Primary Resources Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996	6	None

Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, Pennsylvania 19103 Date of Birth: 07/17/43	Director; Nominating and Audit Committee Member	Since 2006; current term ends at the 2007 annual meeting	Partner, Drinker Biddle & Reath (law firm) since 1972	6	Director, Winthrop Trust Company

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors—(concluded)

Steven N. Rappaport Lehigh Court, LLC 40 East 52nd Street New York, New York 10022 Date of Birth: 07/10/48	Director; Nominating and Audit Committee Member	Since 2003; current term ends at the 2008 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) since July 2002; Transition Advisor to SunGard Securities Finance, Inc. from February 2002 to July 2002; President of SunGard Securities Finance, Inc. from 2001 to February 2002; President of Loanet, Inc. (on-line accounting service) from 1997 to 2001	37	Director of iCAD, Inc. (Surgical & Medical Instruments & Apparatus); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC (a plywood manufacturing company)

Martin M. Torino c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 08/14/49	Director; Nominating and Audit Committee Member	Since 2005; current term ends at the 2007 annual meeting	Chief Executive Officer and Director of Celsur Logistica S.A. (Logistics) since 2002; Chairman of the Board of Ingenio y Refineria San Martin Del Tabacal S.A. (sugar refinery) from August 1996 to 2000	3	None

Name, Address and Date of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Keith M. Schappert Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 02/08/59	Chief Executive Officer and President	Since 2007	Executive Vice Chairman and Head of Asset Management for Americas; Chief Executive Officer and President of Federated Investment Advisory Companies from 2002 to March 31, 2006; Chief Executive Officer and President of JP Morgan Investment Management from April 1994 to November 2001.

Matthew J.K. Hickman Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 01/21/64	Chief Investment Officer	Since 2004	Director of Credit Suisse; Financial Advisor with Global Advisors from July 2003 to November 2003; General Manager of Compass Group Investment Advisors S.A. from February 2002 to July 2003; Financial Advisor with Credit Suisse First Boston from August 2000 to February 2002; Director of ABN AMRO from September 1998 to August 2000; Officer of other Credit Suisse Funds

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)

Name, Address and Date of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers—(concluded)

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 11/15/59	Chief Financial Officer	Since 1993	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 09/21/66	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Vice President and Director of Compliance of Forstmann-Leff Associates from 1998 to June 2000; Officer of other Credit Suisse Funds

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/13/67	Chief Legal Officer since 2006; Senior Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 12/09/65	Treasurer	Since 1999	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Directors (the "Board") of The Chile Fund, Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors"), are required to annually review and re-approve the terms of the Fund's existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Credit Suisse Asset Management, LLC ("Credit Suisse") for the Fund, and (ii) a sub-advisory agreement with CELFIN CAPITAL Servicios Financieros S.A. ("CELFIN" or the "Sub-Adviser") for the Fund. The investment advisory agreement with Credit Suisse and the investment sub-advisory agreement with CELFIN are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on November 16, 2006, the Board, including the Independent Directors advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Credit Suisse and the Sub-Adviser and the re-approval of the Advisory Agreements.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse and the Sub-Adviser under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for Credit Suisse and the Sub-Adviser were provided to the Board, as were responses of Credit Suisse and the Sub-Adviser to a detailed series of requests submitted by the Independent Directors' independent legal counsel on behalf of such Directors. The Board reviewed and analyzed these materials, which included, among other things, information about the background and experience of the senior management and the expertise of investment personnel of Credit Suisse and the Sub-Adviser. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the individuals primarily responsible for day-to-day portfolio management services for the Fund. The Board also considered the organizational realignment of Credit Suisse's asset management business and the potential impact of such changes on the Fund.

In addition, the Board considered the investment and legal compliance programs of the Fund, Credit Suisse and the Sub-Adviser, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of Credit Suisse, including its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. In this regard, the Board considered information regarding Credit Suisse's compensation program for its personnel involved in the management of the Fund, including incentive and retirement plans.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED)(CONTINUED)

the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse and the Sub-Adviser.

Fund Performance and Expenses

The Board considered the performance results of the Fund over a number of years and since the inception of the Fund, as well as for recent periods. It also considered these results in comparison to the Fund's benchmark index, the MSCI Chile Index. The Board noted that the Fund underperformed its benchmark index in recent periods. The Board considered, however, that diversification requirements forced the Fund to be significantly underweighted in the largest and most liquid companies in Chile relative to the MSCI Chile Index. The Board also noted that the Fund had outperformed its benchmark index since inception.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including management fees, non-management fees, fee waivers/caps and/or expense reimbursements and actual total expenses of the Fund (including and excluding investment-related expenses and taxes). It also considered comparisons of these fees to the expense information for the group of funds that was determined to be the most similar to the Fund (the "Peer Group") and of a broader universe of relevant funds (the "Universe"). Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Peer Group and Universe for the Fund and provided the comparative data. The Board was provided with a description of the methodology used by Lipper to select the closed-end funds in the Fund's Peer Group and Universe. The Board observed that the Fund's total expense ratio was lower than the median overall expense ratio of the Fund's Peer Group and not appreciably higher than the median overall expense ratio of the Fund's Universe, both including and excluding investment related expenses and taxes. The Board also noted that the non-management expenses of the Fund were lower than the Fund's Peer Group's median non-management expenses.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Fund.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate (the "Advisory Agreement Rate") payable by the Fund to Credit Suisse for investment advisory services. The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by Credit Suisse to the Sub-Adviser for investment sub-advisory services. The Board noted that Credit Suisse had voluntary fee waivers in effect to base its current investment advisory fee upon the lower of the average weekly stock price or its average weekly net assets.

Additionally, the Board received and considered information comparing the Advisory Agreement Rate (both on a stand-alone basis and on a combined basis with the Fund's administration fee rates) with those of the other funds in its Peer Group. The Board noted that the Fund's Advisory Agreement Rate was consistent with the median advisory rate of its Peer Group. The Board also noted that the Fund's administrator is not affiliated with Credit Suisse and that the Fund's administration agreement and corresponding fees were negotiated at arm's length. The

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED)(CONTINUED)

Board concluded that these and other factors supported the Advisory Agreement Rate and approved the Advisory Agreement for the Fund.

The Board also reviewed the Sub-Advisory Agreement Rate charged by CELFIN, which serves as Sub-Adviser to the Fund. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

Profitability

The Board received and considered an estimated profitability analysis of Credit Suisse based on the Advisory Agreement Rate, as well as on other relationships between the Fund and Credit Suisse and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that Credit Suisse and its affiliates received with regard to providing these services to the Fund were not unreasonable.

The Board also received and considered an income statement related to the Fund from the Sub-Adviser. The Board observed the costs of providing portfolio management and other services to the Fund. The Board also noted that the sub-advisory fees are paid to CELFIN by Credit Suisse and not directly by the Fund, and were negotiated at arm's length. Based on these factors, the Board concluded that the profits and other ancillary benefits that CELFIN and its affiliates received with regard to providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of scale are shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints.

Information about Services to Other Clients

The Board received and considered information about the nature and extent of services and fee rates offered by Credit Suisse to other clients, including other registered investment companies, separate accounts and institutional investors and investment companies to which Credit Suisse serves as an unaffiliated sub-adviser. The Board also received and considered information about the nature and extent of services offered by the Sub-Adviser to other clients. The Board concluded that the Advisory Agreement Rate and Sub-Advisory Agreement Rate were reasonable, given the nature and extent of services provided and comparison with rates offered to other clients. In this regard, where rates offered to other clients are appreciably lower, the Board concluded, based on information provided by Credit Suisse, that the costs associated with managing and operating a registered, closed-end, emerging market country fund, compared with other clients and other funds, provided a justification for the higher fee rates charged to the Fund.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED)(CONTINUED)

Other Benefits to Credit Suisse

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Credit Suisse and its affiliates as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of Credit Suisse with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in the business of Credit Suisse as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse and the Sub-Adviser at least in each of its quarterly meetings, which include, among other things, a detailed portfolio review and detailed fund performance reports, and confers with the chief investment officer and managers of the Fund at various times throughout the year.

After considering the above-described factors and based on the deliberations and its evaluation of the information provided to it, the Board concluded that re-approval of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously re-approved the Advisory Agreements.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-293-1232;

•  On the Fund's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

CLOSED-END FUNDS

Single Country

The First Israel Fund, Inc. (ISL)

The Indonesia Fund, Inc. (IF)

Multiple Country

The Emerging Markets Telecommunications Fund, Inc. (ETF)

The Latin America Equity Fund, Inc. (LAQ)

Fixed Income

Credit Suisse Asset Management Income Fund, Inc. (CIK)

Credit Suisse High Yield Bond Fund (DHY)

Literature Request—Call today for free descriptive information on the closed-end funds listed above at 1-800-293-1232 or visit our website on the Internet: http://www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Large Cap Growth Fund

Credit Suisse Cash Reserve Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Emerging Markets Fund

Credit Suisse Global Fixed Income Fund

Credit Suisse Global Small Cap Fund

Credit Suisse High Income Fund

Credit Suisse International Focus Fund

Credit Suisse Japan Equity Fund

Credit Suisse Large Cap Blend Fund

Credit Suisse Large Cap Value Fund

Credit Suisse Mid-Cap Core Fund

Credit Suisse Short Duration Bond Fund

Credit Suisse Small Cap Core Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

Credit Suisse Asset Management Securities, Inc., Distributor.

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SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Fund is a closed-end, non-diversified management investment company whose shares trade on the American Stock Exchange, LLC ("AMEX"). The Fund's AMEX trading symbol is CH. Its investment objective is to seek total return, consisting of capital appreciation and current income through investments primarily in Chilean equity and debt securities. Credit Suisse Asset Management, LLC, the Fund's investment adviser, is part of the Asset Management business of Credit Suisse, a leading global financial services organization headquartered in Zurich, with offices focused on asset management in 18 countries.

SHAREHOLDER INFORMATION

The Fund's market price is published in The New York Times (daily) and The Wall Street Journal (daily) under the designation "ChileFd", and Barron's (each Monday) under the designation "Chile". Weekly comparative net asset value (NAV) and market price information about The Chile Fund, Inc.'s shares are published each Sunday in The New York Times and each Monday in The Wall Street Journal and Barron's, as well as other newspapers, in a table called "Closed-End Funds."

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Chile Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac	Chairman of the Board of Directors

James J. Cattano	Director

Lawrence J. Fox	Director

Steven N. Rappaport	Director

Martin M. Torino	Director

Keith M. Schappert	Chief Executive Officer and President

Matthew J.K. Hickman	Chief Investment Officer

J. Kevin Gao	Chief Legal Officer Senior Vice President and Secretary

Emidio Morizio	Chief Compliance Officer

Michael A. Pignataro	Chief Financial Officer

Robert Rizza	Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC

Eleven Madison Avenue

New York, NY 10010

INVESTMENT SUB-ADVISER

Celfin Capital Servicios Financieros S.A.

Apoquindo 3721, Piso 19

Santiago, Chile

ADMINISTRATOR

Bear Stearns Funds Management Inc.

383 Madison Avenue

New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

PricewaterhouseCoopers LLP

250 W. Pratt Street

Baltimore, MD 21201

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

CH-AR-1206

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2006. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2006.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport. Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended December 31, 2005 and December 31, 2006.

	2005	2006
Audit Fees	$56,700	$58,400
Audit-Related Fees(1)	$3,150	$3,250
Tax Fees(2)	$7,860	$8,100
All Other Fees	—	—
Total	$67,710	$69,750

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,150 in 2005 and $3,250 in 2006).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2005 and December 31, 2006.

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	2005	2006
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	$394,000	N/A
Total	$394,000	N/A

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2005	2006
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

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The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended December 31, 2005 and December 31, 2006:

	2005	2006
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2005 and December 31, 2006 were $11,010 and $11,350, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Enrique R. Arzac, James Cattano, Steven N. Rappaport and Martin Torino.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

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CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires Credit Suisse to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients. The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the

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Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is part of the asset management business of Credit Suisse one of the world’s leading banks. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts. The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue. In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for five years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

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•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client. Upon request, Credit Suisse will provide any client with a copy of the Policy. Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

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Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

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Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are

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lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

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Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

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Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote

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for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the

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private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

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Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check

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preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

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Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

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401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 17, 2006

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the Chief Investment Officer of The Chile Fund, Inc., as of December 31, 2006, is set forth below.

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Matthew Hickman Chief Investment Officer Since 2004 Date of Birth: 01/21/64

Director of Credit Suisse; Financial Advisor with Global Advisors from July 2003 to November 2003; General Manager of Compass Group Investment Advisors S.A. from February 2002 to July 2003; Financial Advisor with Credit Suisse First Boston from August 2000 to February 2002; Director of ABN AMRO from September 1998 to August 2000; Officer of other Credit Suisse Funds

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Matthew Hickman and the total assets managed within each category as of December 31, 2006.

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

4	$748.2 million	2	$494 million	0	N/A

No advisory fee is paid based on performance for any of the accounts listed above.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Portfolio’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Portfolio. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over

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time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

Credit Suisse’s compensation to Mr. Hickman includes both a fixed base salary component and a bonus component. The bonus component is composed of two parts. The first part of the bonus component is discretionary and generally is determined by considering various factors, such as the assets held in the Fund and other accounts managed by a portfolio manager, business growth, teamwork, management, corporate citizenship, etc. The second part of the bonus generally is determined by the pre-tax investment performance of products, including the Fund, for which the portfolio manager is responsible (“Performance-Based Bonus”). Credit Suisse considers both the short-term (generally one-year) and long-term (generally three-year) performance of a portfolio manager relative to selected benchmarks in determining the portfolio manager’s bonus. The following table sets forth the benchmark used over a one-year period in determining each portfolio manager’s Performance-Based Bonus.

Portfolio Manager	Benchmark	Peer Group
Matthew Hickman	Chile Composite	N/A
	MSCI Latin America	Lipper Latin America Funds

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basked of other Credit Suisse funds along the product line of the portfolio manager.

Securities Ownership. As of December 31, 2006, Mr. Hickman did not own any shares of the registrant.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 2, 2007.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)       The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)       Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CHILE FUND, INC.

/s/ Keith M. Schappert
Name:	Keith M. Schappert
Title:	Chief Executive Officer
Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Keith M. Schappert
Name:	Keith M. Schappert
Title:	Chief Executive Officer
Date:	March 9, 2007

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	March 9, 2007

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